UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08587

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 18

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	11/30/2018

Date of reporting period:	11/30/2018

Item 1 – Reports to Stockholders

PGIM JENNISON 20/20 FOCUS FUND

(Formerly known as Prudential Jennison 20/20 Focus Fund)

ANNUAL REPORT

NOVEMBER 30, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term growth of capital

Highlights (unaudited)

•	Stock selection in industrials, where holdings were centered on the aerospace and defense industry, contributed to the Fund’s performance.

•	Stock selection in diversified banks, electric utilities, and consumer staples also was positive to performance.

•	Stock selection in consumer discretionary—particularly in the Internet and direct marketing retail segment, as well as within the semiconductors segment—detracted from the Fund’s performance.

•	In health care, stock selection in pharmaceuticals and the equipment and gas supplies group negatively affected performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM Jennison 20/20 Focus Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

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Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Jennison 20/20 Focus Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Jennison 20/20 Focus Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

During the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In September, the Federal Reserve hiked interest rates for the eighth time since 2015, based on confidence in the economy.

Equity returns on the whole were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly early in the period on inflation concerns, rising interest rates, and a potential global trade war, and again late in the period on worries that profit growth might slow in 2019.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors, such as high yield bonds and bank loans, which posted small gains. US investment-grade corporate bonds and US Treasury bonds both finished the period with negative returns. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison 20/20 Focus Fund

January 14, 2019

*The Prudential Day One Funds did not change their names.

PGIM Jennison 20/20 Focus Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/18 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–1.14	7.53	13.03	—
Class B	–0.36	7.86	12.84	—
Class C	3.10	8.00	12.88	—
Class R	4.36	8.54	13.43	—
Class Z	4.97	9.09	14.01	—
Class R6*	5.06	9.21	N/A	10.07 (3/28/11)
S&P 500 Index
	6.27	11.11	14.31	—
Russell 1000 Index
	5.92	10.89	14.55	—
Lipper Large-Cap Core Funds Average**
	4.69	9.46	13.19	—
Lipper Large-Cap Growth Funds Average**
	8.68	11.52	15.38	—

	Average Annual Total Returns as of 11/30/18 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	4.61	8.76	13.67	—
Class B	3.63	7.95	12.84	—
Class C	3.90	8.00	12.88	—
Class R	4.36	8.54	13.43	—
Class Z	4.97	9.09	14.01	—
Class R6*	5.06	9.21	N/A	10.07 (3/28/11)
S&P 500 Index
	6.27	11.11	14.31	—
Russell 1000 Index
	5.92	10.89	14.55	—
Lipper Large-Cap Core Funds Average**
	4.69	9.46	13.19	—
Lipper Large-Cap Growth Funds Average**
	8.68	11.52	15.38	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Index and the Russell 1000 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (November 30, 2008) and the account values at the end of the current fiscal year (November 30, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

**The Fund is compared to the Lipper Large-Cap Core Funds performance universe, although Lipper classifies the Fund in the Lipper Large-Cap Growth Funds performance universe. The Lipper Large-Cap Core Funds performance universe is utilized because the Fund’s manager believes that the funds included in this universe provide a more appropriate basis for fund performance comparisons.

PGIM Jennison 20/20 Focus Fund	9

Your Fund’s Performance (continued)

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Averages are measured from the closest month-end to the class’ inception date.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R6**
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr.1) 4.00% (Yr.2) 3.00% (Yr.3) 2.00% (Yr.4) 1.00% (Yr.5) 1.00% (Yr.6) 0.00% (Yr.7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1.00%	0.75% (0.50% currently)	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

** Formerly known as Class Q shares.

Benchmark Definitions

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 12.36%.

Russell 1000 Index—The Russell 1000 Index is an unmanaged index that consists of the stocks of the 1,000 largest firms in the Russell 3000 Index, an index that represents approximately 98% of the US market. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 12.20%.

Lipper Large-Cap Growth Funds Average—The Lipper Large-Cap Growth Funds Average (Lipper Average) is based on the average return of all mutual funds in the Lipper Large-Cap Growth Funds universe. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 12.30%.

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Lipper Large-Cap Core Funds Average—The Lipper Large-Cap Core Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Large-Cap Core Funds universe for the periods noted. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 10.90%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Fund Holdings expressed as a percentage of net assets as of 11/30/18 (%)
Microsoft Corp., Software	6.9
Boeing Co. (The), Aerospace & Defense	5.3
PNC Financial Services Group, Inc. (The), Banks	3.6
Alphabet, Inc. (Class A Stock), Interactive Media & Services	3.4
Amazon.com, Inc., Internet & Direct Marketing Retail	3.4

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/18 (%)
Software	13.0
Pharmaceuticals	9.1
Interactive Media & Services	7.4
Aerospace & Defense	7.1
Banks	6.9

Industry weightings reflect only long-term investments and are subject to change.

PGIM Jennison 20/20 Focus Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison 20/20 Focus Fund’s Class Z shares returned 4.97% in the 12-month reporting period that ended November 30, 2018, underperforming the 6.27% return of the S&P 500 Index (the Index) but outperforming the 4.69% return of the Lipper Large-Cap Core Funds Average.

What were market conditions?

•

The macroeconomic backdrop during and preceding the reporting period was solid. In the US, gross domestic product (GDP) grew at a healthy pace, employment gains were robust, corporate profit growth showed continued strength, and business and consumer confidence rose. Corporations used lower tax rates to increase capital spending and repurchase shares. Wage growth and low unemployment spurred increased consumer spending.

•

Global growth was more mixed. In Europe, Brexit negotiations between the United Kingdom (UK) and European Union (EU) remained contentious, compounding uncertainty about the final outcome. In China, a slowdown in the rate of economic expansion was amplified toward the end of the period by trade discord.

•

A decline in markets early in the period reflected uncertainty about the Trump administration’s policy initiatives and concerns that as US economic growth gained traction, inflation expectations would rise and monetary tightening would ensue. A deeper decline in October 2018 was linked to the administration’s continuing moves to reset global trade practices with new tariffs and penalties for intellectual property infringement. Initially, the Chinese stock market suffered the brunt of the pain, while the US economy—dominated by the services sector—felt little impact. In October, the tone of the rhetoric, aggressiveness of the brinkmanship, and unpredictability of the outcomes unsettled domestic markets as well.

•

The economic slowdown in China constricted prices of many commodities and fueled concerns that moderating expansion in the world’s second-largest economy will have global growth ramifications. Tremors rippled widely across other emerging markets, where weaker sentiment and the effect of higher US interest rates on local US-dollar-denominated debt added to the toll.

What worked?

•	Stock selection in industrials, where holdings were centered on the aerospace and defense industry, contributed to the Fund’s performance.

•	Stock selection in diversified banks, electric utilities, and consumer staples also was positive to performance.

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•	Within information technology, overweight allocations to the application software segment had a positive impact on relative performance, but this was tempered by negative stock selection.

•

Despite weak overall relative results in the Internet and direct marketing retail industry, Amazon.com, Inc. continues investing to drive unit growth in its core retail business and through the proliferation of digital commerce via mobile engagement. The stock benefited from Amazon’s strong execution, long-term revenue growth, and development of a meaningfully important business opportunity in cloud infrastructure. The company reported several quarters of strong financial results during the period, with better-than-expected operating income, margin expansion, robust sales growth, and the acceleration of its cloud business.

•

Shares of Microsoft Corp. gained in the period as the company beat consensus earnings expectations over the past several quarters. The company’s revenue, earnings per share (EPS), and margins continued to improve, driven in part by its Commercial Cloud and Azure segments and a steady personal computer business. Meanwhile, the company’s Office 365 subscription service drove operating income improvements in the Business Processes segment. Jennison believes that improving top-line growth and expanding profit margins should support multiple years of accelerated EPS growth for the firm.

•

Netflix, Inc. continued to raise its long-term competitive advantage with investments in content, resulting in strong subscriber growth and solid evidence of increased pricing and operating leverage. In Jennison’s view, the company’s long-term competitive positioning has been strengthened by exclusive deals and original content, international expansion, and scale advantage, enabling the company to fund content costs with a global subscriber base. Netflix’s most recent quarterly earnings and subscriber growth exceeded estimates.

What didn’t work?

•	Stock selection in consumer discretionary—particularly in the Internet and direct marketing retail segment, as well as within the semiconductors segment—detracted from the Fund’s performance.

•	In health care, stock selection in pharmaceuticals and the equipment and gas supplies group negatively affected performance.

•

Within pharmaceuticals, shares of Bristol-Myers Squibb Co. underperformed during the period. Despite promising data from a pivotal Phase 3 trial for its combination drug therapy to treat first-line non-small cell lung cancer (NSCLC), data from a competitor’s clinical trials for a drug to treat this cancer were better, causing shares of Bristol-Myers to struggle.

•	Ongoing concerns about data breaches, user-data usage, and increased government scrutiny weighed on Facebook, Inc.’s shares during the period. Worries about the

PGIM Jennison 20/20 Focus Fund	13

Strategy and Performance Overview (continued)

maturation of user engagement also took a toll, despite what Jennison sees as the potential of largely untapped opportunities in its WhatsApp and Instagram applications.

•

Semiconductors turned in weak results, particularly during a widespread technology decline late in the period. Shares of graphics semiconductor firm NVIDIA Corp. rose steadily early in the period, then declined sharply in October and November of 2018. The company is focused on key high-growth markets where it can leverage its expertise to offer high value-added solutions. These markets include gaming—where Nvidia has a dominant market share and where user and user-engagement metrics continue to exceed forecasts—automotive, high-performance computing, cloud, and enterprise. The stock’s recent decline reflected lower-than-anticipated revenue from low- and mid-end gaming graphics-processing units. Because of NVIDIA’s strong market position, Jennison continues to expect solid long-term revenue growth with even stronger earnings growth due to the effect of the product mix on the company’s margins. Additionally, the company’s data center business remains solid, and the high-end gaming market remains robust.

Current outlook

•

Understanding and assessing the longer-term implications of macroeconomic events that cause near-term uncertainty, and investing rationally for the long term in light of their full effect, is challenging, especially when many investors are focused on generating returns over very short timeframes.

•

Jennison believes that short-term equity price volatility often obscures longer-term opportunities. By identifying investments through its disciplined, research-intensive approach, Jennison believes it has constructed a portfolio that is potentially positioned to generate above-average returns over the longer term.

•

With the vast majority of companies meeting or exceeding expectations in their business performance, Jennison strongly believes that the portfolio consists of companies with valuations that do not reflect their true growth potential and long-term intrinsic value.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Microsoft Corp.	1.81	NVIDIA Corp.	–0.88
Netflix, Inc.	1.04	Broadcom, Inc.	–0.66
Adobe, Inc.	1.02	Tencent Holdings Ltd.	–0.57
salesforce.com, Inc.	1.01	Bristol-Myers Squibb Co.	–0.51
Amazon.com, Inc.	1.01	Facebook, Inc.	–0.39

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Jennison 20/20 Focus Fund	15

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison 20/20 Focus Fund		Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$975.50	1.20%	$5.94
	Hypothetical	$1,000.00	$1,019.05	1.20%	$6.07
Class B	Actual	$1,000.00	$971.50	2.15%	$10.63
	Hypothetical	$1,000.00	$1,014.29	2.15%	$10.86
Class C	Actual	$1,000.00	$972.50	1.87%	$9.25
	Hypothetical	$1,000.00	$1,015.69	1.87%	$9.45
Class R	Actual	$1,000.00	$974.80	1.44%	$7.13
	Hypothetical	$1,000.00	$1,017.85	1.44%	$7.28
Class Z	Actual	$1,000.00	$977.30	0.87%	$4.31
	Hypothetical	$1,000.00	$1,020.71	0.87%	$4.41
Class R6**	Actual	$1,000.00	$977.50	0.84%	$4.16
	Hypothetical	$1,000.00	$1,020.86	0.84%	$4.26

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2018, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

**Formerly known as Class Q shares.

16	Visit our website at pgiminvestments.com

Schedule of Investments

as of November 30, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 97.1%

COMMON STOCKS

Aerospace & Defense 7.1%
Boeing Co. (The)	158,741	$55,045,029
United Technologies Corp.	159,900	19,482,216

		74,527,245

Automobiles 1.9%
Tesla, Inc.*(a)	57,681	20,216,037

Banks 6.9%
JPMorgan Chase & Co.	312,073	34,699,397
PNC Financial Services Group, Inc. (The)	273,093	37,080,567

		71,779,964

Biotechnology 1.8%
Alexion Pharmaceuticals, Inc.*	156,955	19,329,008

Chemicals 1.3%
DowDuPont, Inc.	227,360	13,152,776

Consumer Finance 2.3%
SLM Corp.*	2,357,440	24,210,909

Electric Utilities 4.5%
American Electric Power Co., Inc.	439,500	34,166,730
Exelon Corp.	274,289	12,724,267

		46,890,997

Energy Equipment & Services 0.7%
Schlumberger Ltd.	151,231	6,820,518

Entertainment 2.0%
Netflix, Inc.*	73,456	21,017,965

Food & Staples Retailing 2.7%
Walmart, Inc.	289,963	28,314,887

Food Products 2.2%
Mondelez International, Inc. (Class A Stock)	511,983	23,028,995

See Notes to Financial Statements.

PGIM Jennison 20/20 Focus Fund	17

Schedule of Investments (continued)

as of November 30, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Equipment & Supplies 2.1%
Zimmer Biomet Holdings, Inc.	189,378	$22,161,014

Health Care Providers & Services 2.2%
UnitedHealth Group, Inc.	80,366	22,611,778

Hotels, Restaurants & Leisure 2.6%
Carnival Corp.	142,874	8,613,873
Marriott International, Inc. (Class A Stock)	163,085	18,759,668

		27,373,541

Insurance 2.0%
MetLife, Inc.	472,090	21,069,377

Interactive Media & Services 7.4%
Alphabet, Inc. (Class A Stock)*	32,106	35,626,423
Facebook, Inc. (Class A Stock)*	96,443	13,560,850
Tencent Holdings Ltd. (China), ADR	686,093	27,498,608

		76,685,881

Internet & Direct Marketing Retail 5.9%
Alibaba Group Holding Ltd. (China), ADR*(a)	164,949	26,533,696
Amazon.com, Inc.*	20,772	35,108,211

		61,641,907

IT Services 4.1%
Adyen NV (Netherlands), 144A*	17,458	9,095,016
Mastercard, Inc. (Class A Stock)	165,287	33,234,257

		42,329,273

Life Sciences Tools & Services 2.4%
Illumina, Inc.*	73,663	24,861,262

Media 2.3%
Comcast Corp. (Class A Stock)	610,028	23,797,192

Oil, Gas & Consumable Fuels 3.0%
Noble Energy, Inc.	540,802	12,838,640
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	304,731	18,405,752

		31,244,392

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Pharmaceuticals 9.1%
Allergan PLC	47,491	$7,437,091
AstraZeneca PLC (United Kingdom), ADR(a)	568,585	22,641,055
Eli Lilly & Co.	188,315	22,341,692
Merck & Co., Inc.	189,433	15,029,614
Pfizer, Inc.	587,028	27,138,304

		94,587,756

Semiconductors & Semiconductor Equipment 3.7%
NVIDIA Corp.	109,966	17,971,743
Texas Instruments, Inc.	208,519	20,820,622

		38,792,365

Software 13.0%
Adobe, Inc.*	122,906	30,835,887
Microsoft Corp.	645,762	71,608,548
salesforce.com, Inc.*	233,441	33,326,037

		135,770,472

Specialty Retail 2.0%
Home Depot, Inc. (The)	75,111	13,544,015
Lowe’s Cos., Inc.	73,778	6,962,430

		20,506,445

Technology Hardware, Storage & Peripherals 1.9%
Apple, Inc.	109,017	19,468,256

TOTAL LONG-TERM INVESTMENTS (cost $746,511,382)		1,012,190,212

SHORT-TERM INVESTMENTS 8.2%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	30,679,746	30,679,746

See Notes to Financial Statements.

PGIM Jennison 20/20 Focus Fund	19

Schedule of Investments (continued)

as of November 30, 2018

Description	Shares	Value
AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (cost $55,234,706; includes $55,140,318 of cash collateral for securities on loan)(b)(w)	55,236,181	$55,230,658

TOTAL SHORT-TERM INVESTMENTS (cost $85,914,452)		85,910,404

TOTAL INVESTMENTS 105.3% (cost $832,425,834)		1,098,100,616
Liabilities in excess of other assets (5.3)%		(55,670,987)

NET ASSETS 100.0%		$1,042,429,629

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $55,163,957; cash collateral of $55,140,318 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$74,527,245	$—	$—
Automobiles	20,216,037	—	—
Banks	71,779,964	—	—
Biotechnology	19,329,008	—	—
Chemicals	13,152,776	—	—

See Notes to Financial Statements.

20

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Consumer Finance	$24,210,909	$—	$—
Electric Utilities	46,890,997	—	—
Energy Equipment & Services	6,820,518	—	—
Entertainment	21,017,965	—	—
Food & Staples Retailing	28,314,887	—	—
Food Products	23,028,995	—	—
Health Care Equipment & Supplies	22,161,014	—	—
Health Care Providers & Services	22,611,778	—	—
Hotels, Restaurants & Leisure	27,373,541	—	—
Insurance	21,069,377	—	—
Interactive Media & Services	76,685,881	—	—
Internet & Direct Marketing Retail	61,641,907	—	—
IT Services	33,234,257	9,095,016	—
Life Sciences Tools & Services	24,861,262	—	—
Media	23,797,192	—	—
Oil, Gas & Consumable Fuels	31,244,392	—	—
Pharmaceuticals	94,587,756	—	—
Semiconductors & Semiconductor Equipment	38,792,365	—	—
Software	135,770,472	—	—
Specialty Retail	20,506,445	—	—
Technology Hardware, Storage & Peripherals	19,468,256	—	—
Affiliated Mutual Funds	85,910,404	—	—

Total	$1,089,005,600	$9,095,016	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2018 were as follows (unaudited):

Software	13.0%
Pharmaceuticals	9.1
Affiliated Mutual Funds (5.3% represents investments purchased with collateral from securities on loan)	8.2
Interactive Media & Services	7.4
Aerospace & Defense	7.1
Banks	6.9
Internet & Direct Marketing Retail	5.9
Electric Utilities	4.5
IT Services	4.1
Semiconductors & Semiconductor Equipment	3.7
Oil, Gas & Consumable Fuels	3.0
Food & Staples Retailing	2.7
Hotels, Restaurants & Leisure	2.6
Life Sciences Tools & Services	2.4
Consumer Finance	2.3

Media	2.3%
Food Products	2.2
Health Care Providers & Services	2.2
Health Care Equipment & Supplies	2.1
Insurance	2.0
Entertainment	2.0
Specialty Retail	2.0
Automobiles	1.9
Technology Hardware, Storage & Peripherals	1.9
Biotechnology	1.8
Chemicals	1.3
Energy Equipment & Services	0.7

105.3
Liabilities in excess of other assets	(5.3)

100.0%

See Notes to Financial Statements.

PGIM Jennison 20/20 Focus Fund	21

Schedule of Investments (continued)

as of November 30, 2018

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$55,163,957	$(55,140,318)	$23,639

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

22

Statement of Assets & Liabilities

as of November 30, 2018

Assets
Investments at value, including securities on loan of $55,163,957:
Unaffiliated investments (cost $746,511,382)	$1,012,190,212
Affiliated investments (cost $85,914,452)	85,910,404
Receivable for Fund shares sold	2,963,567
Dividends receivable	2,289,715
Tax reclaim receivable	390,670
Receivable for investments sold	1,671
Prepaid expenses	8,090

Total Assets	1,103,754,329

Liabilities
Payable to broker for collateral for securities on loan	55,140,318
Payable for Fund shares reacquired	4,837,659
Management fee payable	635,341
Accrued expenses and other liabilities	375,206
Distribution fee payable	296,966
Affiliated transfer agent fee payable	39,210

Total Liabilities	61,324,700

Net Assets	$1,042,429,629

Net assets were comprised of:
Shares of beneficial interest, at par	$71,865
Paid-in capital in excess of par	689,905,526
Total distributable earnings (loss)	352,452,238

Net assets, November 30, 2018	$1,042,429,629

See Notes to Financial Statements.

PGIM Jennison 20/20 Focus Fund	23

Statement of Assets & Liabilities

as of November 30, 2018

Class A
Net asset value and redemption price per share, ($625,304,619 ÷ 41,325,918 outstanding shares of beneficial interest)	$15.13
Maximum sales charge (5.50% of offering price)	0.88

Maximum offering price to public	$16.01

Class B
Net asset value, offering price and redemption price per share,
($13,936,313 ÷ 1,317,356 outstanding shares of beneficial interest)	$10.58

Class C
Net asset value, offering price and redemption price per share,
($135,531,725 ÷ 12,760,882 outstanding shares of beneficial interest)	$10.62

Class R
Net asset value, offering price and redemption price per share,
($53,739,517 ÷ 3,748,164 outstanding shares of beneficial interest)	$14.34

Class Z
Net asset value, offering price and redemption price per share,
($204,827,536 ÷ 12,176,455 outstanding shares of beneficial interest)	$16.82

Class R6
Net asset value, offering price and redemption price per share,
($9,089,919 ÷ 535,760 outstanding shares of beneficial interest)	$16.97

See Notes to Financial Statements.

24

Statement of Operations

Year Ended November 30, 2018

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $237,721 foreign withholding tax)	$17,049,651
Affiliated dividend income	474,699
Income from securities lending, net (including affiliated income of $80,659)	143,611

Total income	17,667,961

Expenses
Management fee	8,514,552
Distribution fee(a)	4,222,274
Transfer agent’s fees and expenses (including affiliated expense of $367,405)(a)	1,231,636
Custodian and accounting fees	154,617
Registration fees(a)	105,128
Shareholders’ reports	84,751
Trustees’ fees	32,374
Legal fees and expenses	26,600
Audit fee	23,812
Miscellaneous	59,755

Total expenses	14,455,499
Less: Fee waiver and/or expense reimbursement(a)	(9,898)
Distribution fee waiver(a)	(148,802)

Net expenses	14,296,799

Net investment income (loss)	3,371,162

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $2,682)	84,903,267
Foreign currency transactions	(9,824)

84,893,443

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(5,695))	(32,032,054)
Foreign currencies	(2,340)

(32,034,394)

Net gain (loss) on investment and foreign currency transactions	52,859,049

Net Increase (Decrease) In Net Assets Resulting From Operations	$56,230,211

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	2,008,368	200,304	1,567,195	446,407	—	—
Transfer agent’s fees and expenses	765,414	59,158	134,610	85,013	187,179	262
Registration fees	22,960	15,383	18,455	15,383	17,614	15,333
Fee waiver and/or expense reimbursement	—	—	—	—	—	(9,898)
Distribution fee waiver	—	—	—	(148,802)	—	—

See Notes to Financial Statements.

PGIM Jennison 20/20 Focus Fund	25

Statements of Changes in Net Assets

	Year Ended November 30,

	2018		2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$3,371,162	$(1,209,378)
Net realized gain (loss) on investment and foreign currency transactions		84,893,443	214,495,897
Net change in unrealized appreciation (depreciation) on investments and foreign currencies		(32,034,394)	60,898,809

Net increase (decrease) in net assets resulting from operations		56,230,211	274,185,328

Dividends and Distributions
Distributions from distributable earnings*
Class A		(116,042,076)	—
Class B		(5,712,710)	—
Class C		(38,243,479)	—
Class R		(11,085,329)	—
Class Z		(38,896,354)	—
Class R6		(1,350,353)	—

		(211,330,301)	—

Dividends from net investment income*
Class Z			(220,874)
Class R6			(16,032)

		*	(236,906)

Distributions from net realized gains*
Class A			(55,312,217)
Class B			(4,621,111)
Class C			(21,372,825)
Class R			(5,737,318)
Class Z			(19,671,249)
Class R6			(606,129)

		*	(107,320,849)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		51,380,288	44,524,847
Net asset value of shares issued in reinvestment of dividends and distributions		197,728,247	99,164,088
Cost of shares reacquired		(232,267,282)	(315,589,005)

Net increase (decrease) in net assets from Fund share transactions		16,841,253	(171,900,070)

Total increase (decrease)		(138,258,837)	(5,272,497)

Net Assets:
Beginning of year		1,180,688,466	1,185,960,963

End of year(a)		$1,042,429,629	$1,180,688,466

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$—

*	For the year ended November 30, 2018, the Fund has adopted amendments to Regulation S-X (refer to Note 9).

See Notes to Financial Statements.

26

Notes to Financial Statements

Prudential Investment Portfolios 18 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust consists of two series: PGIM Jennison 20/20 Focus Fund and PGIM Jennison MLP Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Jennison 20/20 Focus Fund (the “Fund”). Effective June 11, 2018, the names of the Fund and the other funds which comprise the Trust were changed by replacing “Prudential” with “PGIM” in each fund’s name and each fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is long-term growth of capital.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

PGIM Jennison 20/20 Focus Fund	27

Notes to Financial Statements (continued)

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any

28

comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses)

PGIM Jennison 20/20 Focus Fund	29

Notes to Financial Statements (continued)

realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the

30

collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services

PGIM Jennison 20/20 Focus Fund	31

Notes to Financial Statements (continued)

which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.75% of the Fund’s average daily net assets up to and including $1 billion and 0.70% of such assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.74% for the year ended November 30, 2018.

PGIM Investments has contractually agreed, through March 31, 2020, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 0.84% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Where applicable, PGIM Investments voluntarily agreed through November 30, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective December 1, 2018 this voluntary agreement became part of the Fund’s contractual waiver agreement through March 31, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is

32

made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1% and 0.75% of the average daily net assets of the Class A, Class B, Class C and Class R shares, respectively. PIMS contractually agreed to limit such fees to 0.50% of the average daily net assets of Class R shares through March 31, 2020.

PIMS has advised the Fund that it received $360,907 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2018, it received $8,653 and $3,004 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the year ended November 30, 2018, no such transactions were entered into by the Fund.

PGIM Jennison 20/20 Focus Fund	33

Notes to Financial Statements (continued)

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or compensated for providing their services. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended November 30, 2018, were $483,345,443 and $655,808,697, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended November 30, 2018, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$15,349,775	$378,567,389	$363,237,418	$—	$—	$30,679,746	30,679,746	$474,699
PGIM Institutional Money Market Fund*
47,799,016	484,988,892	477,554,237	(5,695)	2,682	55,230,658	55,236,181	80,659	**

$63,148,791	$863,556,281	$840,791,655	$(5,695)	$2,682	$85,910,404		$555,358

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended November 30, 2018, the tax character of dividends paid by the Fund were $30,875,062 of ordinary income and $180,455,239 of long-term capital gains. For the year ended November 30, 2017, the tax character of dividends paid by the Fund were $236,906 of ordinary income and $107,320,849 of long-term capital gains.

34

As of November 30, 2018, the accumulated undistributed earnings on a tax basis were $8,770,977 of ordinary income and $79,837,841 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$834,257,196	$305,373,670	$(41,530,250)	$263,843,420

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

There is an unlimited number of shares of beneficial interest, $0.001 par value per share, divided into six classes, designated Class A, Class B, Class C, Class R, Class Z and Class R6.

As of November 30, 2018, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned and 438,283 Class R6 shares of the Fund. At year end, two

PGIM Jennison 20/20 Focus Fund	35

Notes to Financial Statements (continued)

shareholders of record held 36% of the Fund’s outstanding shares, each holding greater than 5% of outstanding shares, on behalf of multiple beneficial owners.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended November 30, 2018:
Shares sold	1,546,187	$23,819,878
Shares issued in reinvestment of dividends and distributions	7,744,522	113,147,471
Shares reacquired	(6,486,303)	(100,477,518)

Net increase (decrease) in shares outstanding before conversion	2,804,406	36,489,831
Shares issued upon conversion from other share class(es)	845,916	13,663,838
Shares reacquired upon conversion into other share class(es)	(628,257)	(9,794,026)

Net increase (decrease) in shares outstanding	3,022,065	$40,359,643

Year ended November 30, 2017:
Shares sold	1,310,904	$20,464,823
Shares issued in reinvestment of dividends and distributions	3,811,663	53,630,077
Shares reacquired	(8,589,049)	(131,344,695)

Net increase (decrease) in shares outstanding before conversion	(3,466,482)	(57,249,795)
Shares issued upon conversion from other share class(es)	1,586,500	24,552,968
Shares reacquired upon conversion into other share class(es)	(1,556,773)	(22,952,855)

Net increase (decrease) in shares outstanding	(3,436,755)	$(55,649,682)

Class B
Year ended November 30, 2018:
Shares sold	31,539	$344,803
Shares issued in reinvestment of dividends and distributions	539,932	5,561,298
Shares reacquired	(389,483)	(4,240,707)

Net increase (decrease) in shares outstanding before conversion	181,988	1,665,394
Shares reacquired upon conversion into other share class(es)	(922,529)	(10,670,347)

Net increase (decrease) in shares outstanding	(740,541)	$(9,004,953)

Year ended November 30, 2017:
Shares sold	22,968	$258,158
Shares issued in reinvestment of dividends and distributions	412,498	4,421,979
Shares reacquired	(635,246)	(7,380,292)

Net increase (decrease) in shares outstanding before conversion	(199,780)	(2,700,155)
Shares reacquired upon conversion into other share class(es)	(1,683,274)	(19,900,495)

Net increase (decrease) in shares outstanding	(1,883,054)	$(22,600,650)

36

Class C	Shares	Amount
Year ended November 30, 2018:
Shares sold	691,753	$7,450,361
Shares issued in reinvestment of dividends and distributions	3,450,571	35,609,897
Shares reacquired	(3,429,379)	(37,429,850)

Net increase (decrease) in shares outstanding before conversion	712,945	5,630,408
Shares reacquired upon conversion into other share class(es)	(663,426)	(7,320,146)

Net increase (decrease) in shares outstanding	49,519	$(1,689,738)

Year ended November 30, 2017:
Shares sold	499,066	$5,651,402
Shares issued in reinvestment of dividends and distributions	1,763,626	18,923,712
Shares reacquired	(4,793,635)	(55,352,869)

Net increase (decrease) in shares outstanding before conversion	(2,530,943)	(30,777,755)
Shares reacquired upon conversion into other share class(es)	(1,099,625)	(12,958,231)

Net increase (decrease) in shares outstanding	(3,630,568)	$(43,735,986)

Class R
Year ended November 30, 2018:
Shares sold	372,354	$5,431,868
Shares issued in reinvestment of dividends and distributions	764,603	10,605,047
Shares reacquired	(1,052,719)	(15,461,596)

Net increase (decrease) in shares outstanding before conversion	84,238	575,319
Shares reacquired upon conversion into other share class(es)	(1,129)	(15,976)

Net increase (decrease) in shares outstanding	83,109	$559,343

Year ended November 30, 2017:
Shares sold	377,382	$5,606,450
Shares issued in reinvestment of dividends and distributions	407,669	5,511,689
Shares reacquired	(1,457,348)	(21,656,799)

Net increase (decrease) in shares outstanding	(672,297)	$(10,538,660)

Class Z
Year ended November 30, 2018:
Shares sold	760,936	$12,970,542
Shares issued in reinvestment of dividends and distributions	1,942,816	31,454,181
Shares reacquired	(4,229,439)	(72,747,245)

Net increase (decrease) in shares outstanding before conversion	(1,525,687)	(28,322,522)
Shares issued upon conversion from other share class(es)	912,517	15,792,608
Shares reacquired upon conversion into other share class(es)	(132,361)	(2,337,015)

Net increase (decrease) in shares outstanding	(745,531)	$(14,866,929)

Year ended November 30, 2017:
Shares sold	726,475	$12,111,736
Shares issued in reinvestment of dividends and distributions	1,049,997	16,054,470
Shares reacquired	(5,935,547)	(98,428,951)

Net increase (decrease) in shares outstanding before conversion	(4,159,075)	(70,262,745)
Shares issued upon conversion from other share class(es)	1,954,846	31,718,718
Shares reacquired upon conversion into other share class(es)	(34,611)	(587,846)

Net increase (decrease) in shares outstanding	(2,238,840)	$(39,131,873)

PGIM Jennison 20/20 Focus Fund	37

Notes to Financial Statements (continued)

Class R6	Shares	Amount
Year ended November 30, 2018:
Shares sold	80,518	$1,362,836
Shares issued in reinvestment of dividends and distributions	82,742	1,350,353
Shares reacquired	(109,304)	(1,910,366)

Net increase (decrease) in shares outstanding before conversion	53,956	802,823
Shares issued upon conversion from other share class(es)	38,637	681,064

Net increase (decrease) in shares outstanding	92,593	$1,483,887

Year ended November 30, 2017:
Shares sold	25,247	$432,278
Shares issued in reinvestment of dividends and distributions	40,453	622,161
Shares reacquired	(83,309)	(1,425,399)

Net increase (decrease) in shares outstanding before conversion	(17,609)	(370,960)
Shares issued upon conversion from other share class(es)	7,373	127,741

Net increase (decrease) in shares outstanding	(10,236)	$(243,219)

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended November 30, 2018. The average daily balance for the 67 days that the Fund had loans outstanding during the period was

38

$1,150,851, borrowed at a weighted average interest rate of 3.07%. The maximum loan balance outstanding during the period was $4,300,000. At November 30, 2018, the Fund did not have an outstanding loan balance.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Growth and Value Style Risks: The portion of the portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for some time or that a stock judged to be undervalued may actually be appropriately priced. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Fund to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Non-diversification Risk: The Fund is non-diversified, meaning that the Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for

PGIM Jennison 20/20 Focus Fund	39

Notes to Financial Statements (continued)

registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

10. Subsequent Event

Dividends and Distributions to Shareholders: Subsequent to the year ended November 30, 2018, the Fund declared ordinary income dividends on December 18, 2018 to shareholders of record on December 19, 2018. The ex-date was December 20, 2018. The per share amounts declared were as follows:

	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains
Class A	$0.05060	$0.07639	$1.12710
Class B	$—	$0.07639	$1.12710
Class C	$—	$0.07639	$1.12710
Class R	$0.01770	$0.07639	$1.12710
Class Z	$0.09860	$0.07639	$1.12710
Class R6	$0.10280	$0.07639	$1.12710

40

Financial Highlights

Class A Shares
	Year Ended November 30,
	2018	2017		2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.47	$15.08		$17.48	$18.55	$19.71
Income (loss) from investment operations:
Net investment income (loss)	0.05	-	(b)	0.02	0.02	(0.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.66	3.72		(0.04)	0.67	1.60
Total from investment operations	0.71	3.72		(0.02)	0.69	1.55
Less Dividends and Distributions:
Distributions from net realized gains	(3.05)	(1.33)		(2.38)	(1.76)	(2.71)
Net asset value, end of year	$15.13	$17.47		$15.08	$17.48	$18.55
Total Return(c):	4.67%	26.80%		0.08%	4.62%	9.49%
Ratios/Supplemental Data:
Net assets, end of year (000)	$625,305	$669,346		$629,270	$786,591	$897,251
Average net assets (000)	$669,459	$635,030		$668,587	$826,377	$1,017,334
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.19%	1.21%		1.20%	1.18%	1.18%
Expenses before waivers and/or expense reimbursement	1.19%	1.21%		1.20%	1.18%	1.18%
Net investment income (loss)	0.35%	(0.03)%		0.11%	0.09%	(0.26)%
Portfolio turnover rate(f)	43%	74%		55%	73%	88%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison 20/20 Focus Fund	41

Financial Highlights (continued)

Class B Shares
	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.22	$11.80	$14.29	$15.60	$17.11
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.09)	(0.07)	(0.08)	(0.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.48	2.84	(0.04)	0.53	1.34
Total from investment operations	0.41	2.75	(0.11)	0.45	1.20
Less Dividends and Distributions:
Distributions from net realized gains	(3.05)	(1.33)	(2.38)	(1.76)	(2.71)
Net asset value, end of year	$10.58	$13.22	$11.80	$14.29	$15.60
Total Return(b):	3.71%	25.93%	(0.65)%	3.87%	8.77%
Ratios/Supplemental Data:
Net assets, end of year (000)	$13,936	$27,213	$46,500	$81,580	$116,571
Average net assets (000)	$20,030	$33,946	$58,389	$96,741	$128,076
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.15%	1.91%	1.90%	1.88%	1.88%
Expenses before waivers and/or expense reimbursement	2.15%	1.91%	1.90%	1.88%	1.88%
Net investment income (loss)	(0.62)%	(0.74)%	(0.61)%	(0.60)%	(0.95)%
Portfolio turnover rate(e)	43%	74%	55%	73%	88%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Class C Shares
	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.24	$11.81	$14.30	$15.61	$17.12
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.09)	(0.07)	(0.08)	(0.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.47	2.85	(0.04)	0.53	1.34
Total from investment operations	0.43	2.76	(0.11)	0.45	1.20
Less Dividends and Distributions:
Distributions from net realized gains	(3.05)	(1.33)	(2.38)	(1.76)	(2.71)
Net asset value, end of year	$10.62	$13.24	$11.81	$14.30	$15.61
Total Return(b):	3.90%	26.00%	(0.65)%	3.88%	8.77%
Ratios/Supplemental Data:
Net assets, end of year (000)	$135,532	$168,242	$192,968	$278,283	$338,517
Average net assets (000)	$156,720	$174,421	$221,915	$299,170	$353,049
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.87%	1.91%	1.90%	1.88%	1.88%
Expenses before waivers and/or expense reimbursement	1.87%	1.91%	1.90%	1.88%	1.88%
Net investment income (loss)	(0.34)%	(0.74)%	(0.60)%	(0.60)%	(0.95)%
Portfolio turnover rate(e)	43%	74%	55%	73%	88%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison 20/20 Focus Fund	43

Financial Highlights (continued)

Class R Shares
	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.75	$14.53	$16.97	$18.09	$19.32
Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.04)	(0.01)	(0.02)	(0.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.63	3.59	(0.05)	0.66	1.56
Total from investment operations	0.64	3.55	(0.06)	0.64	1.48
Less Dividends and Distributions:
Distributions from net realized gains	(3.05)	(1.33)	(2.38)	(1.76)	(2.71)
Net asset value, end of year	$14.34	$16.75	$14.53	$16.97	$18.09
Total Return(b):	4.43%	26.62%	(0.19)%	4.44%	9.29%
Ratios/Supplemental Data:
Net assets, end of year (000)	$53,740	$61,400	$63,035	$86,122	$103,493
Average net assets (000)	$59,521	$61,905	$72,005	$93,073	$110,415
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.45%	1.41%	1.40%	1.38%	1.38%
Expenses before waivers and/or expense reimbursement	1.70%	1.66%	1.65%	1.63%	1.63%
Net investment income (loss)	0.10%	(0.24)%	(0.09)%	(0.10)%	(0.46)%
Portfolio turnover rate(e)	43%	74%	55%	73%	88%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Class Z Shares
	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$19.04	$16.28	$18.65	$19.62	$20.64
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.05	0.06	0.07	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.71	4.05	(0.04)	0.72	1.70
Total from investment operations	0.83	4.10	0.02	0.79	1.71
Less Dividends and Distributions:
Dividends from net investment income	-	(0.01)	(0.01)	-	(0.02)
Distributions from net realized gains	(3.05)	(1.33)	(2.38)	(1.76)	(2.71)
Total dividends and distributions	(3.05)	(1.34)	(2.39)	(1.76)	(2.73)
Net asset value, end of year	$16.82	$19.04	$16.28	$18.65	$19.62
Total Return(b):	4.97%	27.24%	0.36%	4.91%	9.89%
Ratios/Supplemental Data:
Net assets, end of year (000)	$204,828	$245,992	$246,761	$486,493	$619,157
Average net assets (000)	$230,237	$241,318	$367,508	$524,291	$600,882
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.87%	0.91%	0.90%	0.88%	0.88%
Expenses before waivers and/or expense reimbursement	0.87%	0.91%	0.90%	0.88%	0.88%
Net investment income (loss)	0.68%	0.27%	0.37%	0.40%	0.04%
Portfolio turnover rate(e)	43%	74%	55%	73%	88%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison 20/20 Focus Fund	45

Financial Highlights (continued)

Class R6 Shares
	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$19.17	$16.38	$18.76	$19.69	$20.72
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.07	0.08	0.09	0.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.73	4.08	(0.04)	0.74	1.69
Total from investment operations	0.85	4.15	0.04	0.83	1.72
Less Dividends and Distributions:
Dividends from net investment income	-	(0.03)	(0.04)	-	(0.04)
Distributions from net realized gains	(3.05)	(1.33)	(2.38)	(1.76)	(2.71)
Total dividends and distributions	(3.05)	(1.36)	(2.42)	(1.76)	(2.75)
Net asset value, end of year	$16.97	$19.17	$16.38	$18.76	$19.69
Total Return(b):	5.06%	27.42%	0.43%	5.11%	9.93%
Ratios/Supplemental Data:
Net assets, end of year (000)	$9,090	$8,496	$7,428	$8,987	$13,270
Average net assets (000)	$8,972	$7,957	$8,424	$11,036	$14,793
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.84%	0.78%	0.77%	0.76%	0.76%
Expenses before waivers and/or expense reimbursement	0.95%	0.78%	0.77%	0.76%	0.76%
Net investment income (loss)	0.71%	0.39%	0.52%	0.52%	0.16%
Portfolio turnover rate(e)	43%	74%	55%	73%	88%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

46

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Prudential Investment Portfolios 18

and the Shareholders of PGIM Jennison 20/20 Focus Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison 20/20 Focus Fund (formerly Prudential Jennison 20/20 Focus Fund) (the “Fund”), a series of Prudential Investment Portfolios 18, including the schedule of investments, as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian, transfer agents and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

January 15, 2019

PGIM Jennison 20/20 Focus Fund	47

Federal Income Tax Information (unaudited)

We are advising you that during the year ended November 30, 2018, the Fund reports the maximum amount allowed per share but not less than $2.60 for Class A, B, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2018, the Fund reports, in accordance under Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison 20/20 Focus Fund	43.11%	36.14%

In January 2019, you will be advised on IRS Form 1099-DIV as to the federal tax status of dividends and distributions received by you in calendar year 2018.

48

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Jennison 20/20 Focus Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid (56)# Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

PGIM Jennison 20/20 Focus Fund

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Visit our website at pgiminvestments.com

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres* (59) Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Jennison 20/20 Focus Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Christian J. Kelly (43) Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within PGIM Investments Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Visit our website at pgiminvestments.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within PGIM Investments Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Charles H. Smith (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Jennison 20/20 Focus Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Jennison 20/20 Focus Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board

[1]	PGIM Jennison 20/20 Focus Fund is a series of Prudential Investment Portfolios 18.
[2]

Subsequent to the renewal of the Fund’s advisory agreements, Independent Trustee Richard A. Redeker retired from the Board of the Fund. The Fund’s Board now consists of eleven individuals, eight of whom are not “interested persons” of the Fund.

Prudential Jennison 20/20 Focus Fund

Approval of Advisory Agreements (continued)

considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PGIM Investments’ evaluation of Jennison, as well as PGIM Investments’ recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also

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noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Jennison 20/20 Focus Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of

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fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	4th Quartile	2nd Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods except the five-year period.
•	The Board considered PGIM Investments’ explanation that the Fund’s net total expense ratio was within four basis points of the median of all funds in the Peer Group.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause the total annual fund operating expenses to exceed 0.84% for Class R6 shares through March 31, 2020.

•	The Board concluded that in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison 20/20 Focus Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison 20/20 Focus Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON 20/20 FOCUS FUND

SHARE CLASS	A	B	C	R	Z	R6*
NASDAQ	PTWAX	PTWBX	PTWCX	JTWRX	PTWZX	PJTQX
CUSIP	74440G107	74440G206	74440G305	74440G503	74440G404	74440G602

*Formerly known as Class Q shares.

MF183E

PGIM JENNISON MLP FUND

(Formerly known as Prudential Jennison MLP Fund)

ANNUAL REPORT

NOVEMBER 30, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Total return

Highlights (unaudited)

•

The Fund’s natural gas pipes & storage holdings drove both absolute and relative performance during the reporting period, while positions among diversified midstream names were among the main drivers of absolute returns.

•	Both stock selection and an underweight allocation within the liquid pipes & storage segment also contributed positively to relative performance.

•	Security selection among diversified midstream holdings detracted from the Fund’s relative performance to the Alerian MLP Index (the Index).

•	The Fund’s holdings within the gathering & processing segment hurt both absolute and relative performance. Positions among general partners* also detracted from absolute performance.

*Jennison has classified its holdings as “general partners” as those companies that own the general partner interest AND related incentive distribution rights (IDRs) of an MLP (Master Limited Partnership).

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM Jennison MLP Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

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Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Jennison MLP Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Jennison MLP Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

During the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In September, the Federal Reserve hiked interest rates for the eighth time since 2015, based on confidence in the economy.

Equity returns on the whole were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly early in the period on inflation concerns, rising interest rates, and a potential global trade war, and again late in the period on worries that profit growth might slow in 2019.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors, such as high yield bonds and bank loans, which posted small gains. US investment-grade corporate bonds and US Treasury bonds both finished the period with negative returns. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison MLP Fund

January 14, 2019

*The Prudential Day One Funds did not change their names.

PGIM Jennison MLP Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/18 (with sales charges)
	One Year (%)	Since Inception (%)
Class A	–5.79	–4.24 (12/18/13)
Class C	–2.01	–3.87 (12/18/13)
Class Z	–0.16	–2.91 (12/18/13)
Class R6**	N/A	–11.15* (1/26/18)
Alerian MLP Index
	1.21	—
S&P 500 Index
	6.27	—
Lipper Custom Energy MLP Funds Average***
	–2.39	—
Lipper Energy MLP Funds Average***
	–2.69	—

	Average Annual Total Returns as of 11/30/18 (without sales charges)
	One Year (%)	Since Inception (%)
Class A	–0.31	–3.14 (12/18/13)
Class C	–1.08	–3.87 (12/18/13)
Class Z	–0.16	–2.91 (12/18/13)
Class R6**	N/A	–11.15* (1/26/18)
Alerian MLP Index
	1.21	—
S&P 500 Index
	6.27	—
Lipper Custom Energy MLP Funds Average***
	–2.39	—
Lipper Energy MLP Funds Average***
	–2.69	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Alerian MLP Index, by portraying the initial account values at the commencement of operations for Class Z shares (December 18, 2013) and the account values at the end of the current fiscal year (November 30, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Not annualized

**Formerly known as Class Q shares.

***The Lipper Custom Energy MLP Funds Average is a custom group of unlevered, C-Corporation-structured MLP Funds in the Lipper Energy MLP Funds performance universe. Although Lipper classifies the Fund in the Energy MLP Funds performance universe, the Lipper Custom Energy MLP Funds Average is used because the Fund’s manager believes that the funds in the custom peer group provide a more appropriate basis for Fund performance comparisons.

PGIM Jennison MLP Fund	9

Your Fund’s Performance (continued)

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Averages are measured from the closest month-end to the class’ inception date.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6*
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

*Formerly known as Class Q shares.

Benchmark Definitions

Alerian MLP Index—The Alerian MLP Index (the Index) is an unmanaged index and the leading gauge of energy Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index’s constituents represent approximately 85% of total float-adjusted market capitalization. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares is –5.56%. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is –8.64%.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares is 10.75%. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is –0.58%.

Lipper Energy MLP Funds Average—Funds in the Lipper Energy MLP Funds Average (Lipper Average) invest primarily in MLPs engaged in the transportation, storage, and processing of minerals and natural resources in the energy sector. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares is –5.85%. The cumulative

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total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares is –10.46%.

Lipper Custom Energy MLP Funds Average—The Lipper Custom Energy MLP Funds Average (Lipper Custom Average) consists only of Funds that are unlevered and structured as C-Corporations within Lipper’s Energy MLP Funds universe, and not the entire Energy MLP Funds universe. The average annual total return for the Lipper Custom Average measured from the month-end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares is –6.84%. The cumulative total return for the Lipper Custom Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares is –10.96%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 11/30/18 (%)
Cheniere Energy Partners LP, Oil & Gas Storage & Transportation	8.9
Williams Cos., Inc. (The), Oil & Gas Storage & Transportation	8.4
Energy Transfer LP, Oil & Gas Storage & Transportation	7.6
ONEOK, Inc., Oil & Gas Storage & Transportation	7.3
Enterprise Products Partners LP, Oil & Gas Storage & Transportation	7.2

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/18 (%)
Oil & Gas Storage & Transportation	88.1
Independent Power Producers & Energy Traders	3.7
Renewable Electricity	3.4
Oil & Gas Refining & Marketing	2.6

Industry weightings reflect only long-term investments and are subject to change.

PGIM Jennison MLP Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison MLP Fund’s Class Z shares returned –0.16% in the 12-month reporting period that ended November 30, 2018, underperforming the 1.21% return of the Alerian MLP Index (the Index) but outperforming the –2.39% return of the Lipper Custom Energy MLP Funds Average.

What were market conditions?

•

The macroeconomic backdrop during and preceding the reporting period was solid. In the US, gross domestic product (GDP) grew at a healthy pace, employment gains were robust, corporate profit growth showed continued strength, and business and consumer confidence rose. Corporations used lower tax rates to increase capital spending and repurchase shares. Global growth, however, was more mixed. In Europe, Brexit negotiations between the United Kingdom (UK) and European Union (EU) remained contentious, compounding uncertainty about the final outcome. In China, a slowdown in the rate of economic expansion was amplified toward the end of the period by trade discord.

•

Global stock markets experienced a wild ride in October 2018 on concerns over rising interest rates, deteriorating growth prospects in the US and emerging markets, escalating odds of a trade war, and a rotation out of growth stocks. These fears sent the VIX (CBOE Volatility Index) sharply higher and caused declines across most major equity indices, both domestic and globally.

•

The unexpected news announcement in mid-March 2018 that the Federal Energy Regulatory Commission (FERC) would no longer allow MLP interstate natural gas and oil pipelines to recover an income tax allowance in cost-of-service rates caused confusion and uncertainty among energy investors. In an already unloved sector, this news caused a significant sell-off across the broader midstream energy landscape during the first quarter of 2018.

•

The price of West Texas Intermediate crude oil rose during the reporting period, hitting a high of $76 per barrel in October 2018. The market’s expectation that Iranian oil would come off the market relatively soon was then derailed when the US unexpectedly “walked-back” its initial sanctions, granting waivers to allow eight countries 180 days to phase out Iranian imports. This action sent oil prices tumbling more than 30% from October to November. The price of natural gas liquids (NGLs)—propane and butane—declined about 30% during the period, while ethane prices rose 30% and natural gas prices increased more than 50%.

What worked?

•

The Fund’s natural gas pipes & storage holdings drove both absolute and relative performance during the reporting period, while positions among diversified midstream names were among the main drivers of absolute returns.

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•	Both stock selection and an underweight allocation within the liquid pipes & storage segment also contributed positively to relative performance.

Top absolute contributors

In gathering & processing:

•

Units of Cheniere Energy Partners LP (Cheniere) performed well throughout much of the reporting period, ending with a pullback due to market and energy weakness during November 2018. Its parent company turned in additional progress on core projects, including Sabine Train 5. Cheniere owns 100% of the Sabine Pass LNG terminal in Cameron Parish, LA, where it is developing, constructing, and operating natural gas liquefaction facilities. These facilities include existing infrastructure of five liquefied natural gas (LNG) storage tanks, two marine berths, and vaporizers with significant regasification capacity. In Jennison’s view, Cheniere has a first-mover advantage and the real estate to continue to sign up new customers, which should help produce attractive, fixed-fee, “take-or-pay” revenues.

In diversified midstream:

•

Shares of Energy Transfer Operating LP (ETP)—formerly Energy Transfer Partners—performed well as it announced, along with its parent company Energy Transfer Equity (ETE), a corporate simplification between the two entities earlier than expected. ETE acquired ETP in October 2018 and now trades under its new ticker (NYSE: ET). The acquisition improved the combined entity’s cost of capital and better aligned overall corporate governance, in Jennison’s view. Additionally, the company reported consecutive quarters of beating earnings estimates, highlighting its ability to successfully execute operationally. At the end of the reporting period, Jennison continued to favor ET given what it considered to be its attractive valuation and its desirable Gulf Coast/Texas assets.

•

Plains All American Pipeline beat earnings estimates and raised its guidance for two consecutive quarters, helping to send its shares higher during the reporting period. While competition in the Permian Basin remains a risk, Jennison believes the company had strengthened its balance sheet enough to help it avoid equity issuance in the coming year, while continuing to add fee-based cash flows.

What didn’t work?

•	Security selection among diversified midstream holdings detracted from the Fund’s relative performance to the Index.

PGIM Jennison MLP Fund	13

Strategy and Performance Overview (continued)

•	The Fund’s holdings within the gathering & processing segment hurt both absolute and relative performance. Positions among general partners* also detracted from absolute performance.

Top absolute detractors

In diversified midstream:

•

Shares of Williams Companies underperformed during the period in what was a rocky environment for diversified midstream companies. The company’s shares declined significantly in the first quarter of 2018 after FERC’s mid-March news announcement caused a broad sell-off in midstream names. Its shares rebounded in the second quarter as it met consensus estimates for earnings before interest, taxes, depreciation, and amortization (EBITDA) and increased its capital expenditures guidance. Additionally, its shareholders voted in August to acquire the remaining outstanding units of its MLP, Williams Partners, effectively “rolling it up” into Williams Companies’ corporate structure, with the transaction closing shortly thereafter. The new, simplified structure was not only appealing to investors but also allowed favorable distribution coverage metrics, a deleveraging balance sheet, and enough internally generated cash flow to avoid external equity issuance for the next several years, in Jennison’s view. Williams’ shares slid from mid-August through October after negative energy sector sentiment and market fears about a trade war, rising interest rates, and macroeconomic uncertainty together caused a sell-off in the broader markets, both domestically and abroad. The negative backdrop overshadowed several company announcements, which Jennison viewed as positive. These announcements included its entry into the Denver-Julesberg (DJ) Basin with an agreement to acquire Discovery DJ Services for $1.17 billion in a joint venture with private equity firm KKR. Williams also announced the sale of its Four Corners Area assets, which it considered non-core, in Colorado and New Mexico at an attractive price.

In general partners:

•

Shares of Energy Transfer LP (ET) underperformed despite posting solid second and third quarter 2018 earnings results. In Jennison’s view, this trend illustrated the ongoing disconnect between fundamentals and stock prices, as the midstream energy/MLP space continued to suffer from a “guilty by association” connection with the broader energy sector. Additionally, as mentioned above, the company announced and closed its acquisition of ETP, its company-related MLP, in October 2018, a move generally received favorably by investors.

*

Jennison has classified its holdings as “general partners” as those companies that own the general partner interest AND related incentive distribution rights (IDRs) of an MLP (Master Limited Partnership).

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In gathering & processing:

•

Noble Midstream Partners LP owns, operates, develops, and acquires a range of domestic midstream infrastructure assets, providing crude oil, natural gas, and water-related midstream services. The company’s operating assets are focused on the DJ Basin in Colorado, where it operates and owns interests in crude oil gathering pipelines, crude oil treating facilities, natural gas gathering pipelines, and a centralized gathering facility. Jennison believes Noble should be able to capture relative upside as the Basin continues to grow. Units of Noble detracted from the Fund’s results, however, having traded lower during the last few months of the reporting period on an earnings miss and a modest lowering of guidance.

Current outlook

•

Jennison strongly favors the corporate reform underway in the midstream sector and believes this transformational change is a tailwind that may have significant long-term positive benefits, not only positioning these companies to sustain themselves but also enabling them to thrive over the next decade or more. The shift away from an external funding model (i.e., fewer equity offerings, more internally funded capital expenditures), removal of costly and burdensome general partner payments (thus reducing cost of capital), and increased focus on project returns at the shareholder level could prove to be long-term positive developments for the sector and for the equities in it, in Jennison’s view. Jennison feels the combination of these structural and corporate reforms, along with solid energy fundamental tailwinds, are notable drivers that should ultimately bring more investors back to the space and have a positive effect on total returns.

•

Jennison believes oil, natural gas, and natural gas liquid fundamentals are in a better position versus 12 to 18 months ago, which bodes well for volume growth and the need for critical midstream infrastructure to move energy supply to end-use demand markets in North America and around the world. Jennison is seeing evidence of this fundamental recovery, which bolsters its constructive long-term view for midstream C-Corp and MLP equities. While some risks remain (e.g., reducing balance sheet leverage), these issues have been addressed during the past 12 to 18 months, leaving many diversified midstream companies standing on a more solid financial foundation, in Jennison’s view. Given current midstream valuations relative to historical averages, improving company fundamentals, a stable commodity price environment, and a healthy demand outlook, Jennison believes the equities of midstream companies present a compelling entry point for long-term investors.

•

Jennison believes a balanced portfolio of carefully selected midstream investments may provide total return that includes current income and capital appreciation. Building the portfolio from the bottom up, Jennison focuses on companies with solid fundamentals that it believes can offer an attractive current yield and above-average distribution growth.

PGIM Jennison MLP Fund	15

Strategy and Performance Overview (continued)

Specifically, Jennison identifies companies with sustainable cash flows generated by strategically located assets that also provide a strong platform for future organic cash flow growth. The Fund invests primarily in midstream infrastructure companies, seeking those with what Jennison considers disciplined management, strong corporate governance, solid balance sheets, and high competitive barriers to entry. Jennison looks for opportunities to invest in companies with above-average dividend/distribution growth, sustained by strong free cash flow and responsible funding plans.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Cheniere Energy Partners LP	2.83	Williams Cos, Inc.	–1.46
Williams Partners LP	1.84	EQM Midstream Partners LP	–0.85
Energy Transfer Operating LP	1.28	Energy Transfer LP	–0.62
Plains All American Pipeline LP	1.03	Noble Midstream Partners LP	–0.60
ONEOK, Inc.	0.91	EnLink Midstream Partners LP	–0.53

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

PGIM Jennison MLP Fund	17

Fees and Expenses (continued)

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). The expenses in the table do not reflect current/deferred tax benefits or expenses. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison MLP Fund		Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$933.00	1.47%	$7.12
	Hypothetical	$1,000.00	$1,017.70	1.47%	$7.44
Class C	Actual	$1,000.00	$928.90	2.22%	$10.73
	Hypothetical	$1,000.00	$1,013.94	2.22%	$11.21
Class Z	Actual	$1,000.00	$933.80	1.18%	$5.72
	Hypothetical	$1,000.00	$1,019.15	1.18%	$5.97
Class R6**	Actual	$1,000.00	$933.80	1.18%	$5.72
	Hypothetical	$1,000.00	$1,019.15	1.18%	$5.97

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2018, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

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Schedule of Investments

as of November 30, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 97.8%

COMMON STOCKS 40.4%

Independent Power Producers & Energy Traders 3.7%
Clearway Energy, Inc. (Class C Stock)	1,044,603	$19,074,451

Oil & Gas Storage & Transportation 36.7%
Enbridge, Inc. (Canada)	644,573	21,180,941
EnLink Midstream LLC(gg)	417,691	4,774,208
Kinder Morgan, Inc.	1,441,885	24,612,977
ONEOK, Inc.	605,805	37,214,601
Pembina Pipeline Corp. (Canada)	712,341	23,984,522
Targa Resources Corp.	709,217	31,652,355
TransCanada Corp. (Canada)	6,997	286,747
Williams Cos., Inc. (The)	1,690,629	42,806,726

		186,513,077

TOTAL COMMON STOCKS (cost $214,758,221)		205,587,528

MASTER LIMITED PARTNERSHIPS 57.4%

Oil & Gas Refining & Marketing 2.6%
EnLink Midstream Partners LP	986,497	13,051,355

Oil & Gas Storage & Transportation 51.4%
Andeavor Logistics LP	222,144	8,290,414
Antero Midstream GP LP(gg)	297,922	4,412,225
Antero Midstream Partners LP	520,455	14,395,785
Cheniere Energy Partners LP	1,201,517	45,273,161
Crestwood Equity Partners LP	225,354	6,693,014
Energy Transfer LP(gg)	2,665,056	38,829,866
Enterprise Products Partners LP	1,383,935	36,328,294
EQGP Holdings LP(gg)	243,119	4,867,242
EQM Midstream Partners LP	231,694	11,042,536
MPLX LP	391,010	12,954,161
Noble Midstream Partners LP	238,322	7,895,608
Plains All American Pipeline LP	1,369,921	31,549,281
Tallgrass Energy LP(gg)	1,015,290	21,686,594
Western Gas Equity Partners LP(gg)	327,756	9,498,369
Western Gas Partners LP	171,016	7,599,951

		261,316,501

See Notes to Financial Statements.

PGIM Jennison MLP Fund	19

Schedule of Investments (continued)

as of November 30, 2018

Description	Shares	Value
MASTER LIMITED PARTNERSHIPS (Continued)

Renewable Electricity 3.4%
NextEra Energy Partners LP	374,485	$17,488,449

TOTAL MASTER LIMITED PARTNERSHIPS (cost $287,237,899)		291,856,305

TOTAL LONG-TERM INVESTMENTS (cost $501,996,120)		497,443,833

SHORT-TERM INVESTMENT 2.8%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $14,268,699)(w)	14,268,699	14,268,699

TOTAL INVESTMENTS 100.6% (cost $516,264,819)		511,712,532
Liabilities in excess of other assets (0.6)%		(2,937,048)

NET ASSETS 100.0%		$508,775,484

The following abbreviation is used in the annual report:

LIBOR—London Interbank Offered Rate

(gg)	Security represents ownership in the general partner interest and related incentive distribution rights of the Master Limited Partnership.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Independent Power Producers & Energy Traders	$19,074,451	$—	$—
Oil & Gas Storage & Transportation	186,513,077	—	—
Master Limited Partnerships
Oil & Gas Refining & Marketing	13,051,355	—	—

See Notes to Financial Statements.

20

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Master Limited Partnerships (continued)
Oil & Gas Storage & Transportation	$261,316,501	$—	$—
Renewable Electricity	17,488,449	—	—
Affiliated Mutual Fund	14,268,699	—	—

Total	$511,712,532	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2018 were as follows (unaudited):

Oil & Gas Storage & Transportation	88.1%
Independent Power Producers & Energy Traders	3.7
Renewable Electricity	3.4
Affiliated Mutual Fund	2.8
Oil & Gas Refining & Marketing	2.6

100.6%
Liabilities in excess of other assets	(0.6)

100.0%

See Notes to Financial Statements.

PGIM Jennison MLP Fund	21

Statement of Assets and Liabilities

as of November 30, 2018

Assets
Investments at value:
Unaffiliated investments (cost $501,996,120)	$497,443,833
Affiliated investments (cost $14,268,699)	14,268,699
Receivable for Fund shares sold	5,647,617
Dividends receivable	710,165
Income tax receivable	889
Prepaid expenses	3,808

Total Assets	518,075,011

Liabilities
Payable for Fund shares reacquired	5,318,630
Deferred tax liability	3,285,465
Management fee payable	420,791
Accrued expenses and other liabilities	191,252
Distribution fee payable	57,778
Franchise tax payable	21,908
Affiliated transfer agent fee payable	3,703

Total Liabilities	9,299,527

Net Assets	$508,775,484

Net assets were comprised of:
Shares of beneficial interest, at par	$77,770
Paid-in capital in excess of par	548,535,975
Total distributable earnings (loss)	(39,838,261)

Net assets, November 30, 2018	$508,775,484

See Notes to Financial Statements.

22

Class A
Net asset value, offering price and redemption price per share, ($55,341,942 ÷ 8,518,352 shares of beneficial interest issued and outstanding)	$6.50
Maximum sales charge (5.50% of offering price)	0.38

Maximum offering price to public	$6.88

Class C
Net asset value, offering price and redemption price per share, ($54,739,284 ÷ 8,800,592 shares of beneficial interest issued and outstanding)	$6.22

Class Z
Net asset value, offering price and redemption price per share, ($387,971,789 ÷ 58,825,063 shares of beneficial interest issued and outstanding)	$6.60

Class R6
Net asset value, offering price and redemption price per share, ($10,722,469 ÷ 1,626,285 shares of beneficial interest issued and outstanding)	$6.59

See Notes to Financial Statements.

PGIM Jennison MLP Fund	23

Statement of Operations

Year Ended November 30, 2018

Net Investment Income (Loss)
Income
Unaffiliated distributions and dividend income (net of $353,990 foreign withholding tax)	$33,424,780
Less: Return of capital on distributions	(27,368,540)
Affiliated dividend income	211,241
Interest income	52

Total income	6,267,533

Expenses
Management fee	5,126,381
Distribution fee(a)	778,414
Transfer agent’s fees and expenses (including affiliated expense of $47,391)(a)	423,172
Shareholders’ reports	96,416
Registration fees(a)	94,918
Tax service fees	88,250
Custodian and accounting fees	83,009
Audit fee	59,501
Legal fees and expenses	27,517
Trustees’ fees	21,473
Franchise tax expense	20,969
Miscellaneous	18,694

Total expenses	6,838,714
Less: Fee waiver and/or expense reimbursement(a)	(13,082)
Distribution fee waiver(a)	(32,197)

Net expenses	6,793,435

Net Investment income (loss), before deferred taxes	(525,902)
Deferred tax expense	(324,205)

Net investment income (loss), net of taxes	(850,107)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	530,460
Deferred tax benefit	331,586
Foreign currency transactions	7,423

869,469

Net change in unrealized appreciation (depreciation) on:
Investments	(4,428,398)
Deferred tax expense	(2,730,673)
Foreign currencies	(1,171)

(7,160,242)

Net gain (loss) on investment and foreign currency transactions, net of deferred taxes	(6,290,773)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(7,140,880)

See Notes to Financial Statements.

24

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	193,184	585,230	—	—
Transfer agent’s fees and expenses	66,174	52,350	304,565	83
Registration fees	20,361	17,053	36,802	20,702
Fee waiver and/or expense reimbursement	—	—	—	(13,082)
Distribution fee waiver	(32,197)	—	—	—

See Notes to Financial Statements.

PGIM Jennison MLP Fund	25

Statements of Changes in Net Assets

	Year Ended November 30,

	2018		2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss), net of taxes		$(850,107)	$(2,172,526)
Net realized gain (loss) on investment and foreign currency transactions, net of deferred taxes		869,469	249,918
Net change in unrealized appreciation (depreciation) on investments and foreign currencies, net of deferred taxes		(7,160,242)	(35,112,888)

Net increase (decrease) in net assets resulting from operations		(7,140,880)	(37,035,496)

Dividends and Distributions
Tax return of capital distributions
Class A		(4,087,120)	(3,061,210)
Class C		(3,894,857)	(2,476,786)
Class Z		(24,627,429)	(14,993,347)
Class R6		(598,426)	—

		(33,207,832)	(20,531,343)

Dividends from net investment income*
Class A			(728,353)
Class C			(589,300)
Class Z			(3,567,362)

		*	(4,885,015)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		288,378,373	278,621,801
Net asset value of shares issued in reinvestment of dividends and distributions		32,055,838	24,225,408
Cost of shares reacquired		(203,507,617)	(163,514,912)

Net increase (decrease) in net assets from Fund share transactions		116,926,594	139,332,297

Total increase (decrease)		76,577,882	76,880,443

Net Assets:
Beginning of year		432,197,602	355,317,159

End of year(a)		$508,775,484	$432,197,602

(a) Includes accumulated net investment loss, net of deferred taxes of:	$	*	$(8,383,483)

*	For the year ended November 30, 2018, the Fund has adopted amendments to Regulation S-X (refer to Note 9).

See Notes to Financial Statements.

26

Notes to Financial Statements

Prudential Investment Portfolios 18 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust consists of two series: PGIM Jennison 20/20 Focus Fund and PGIM Jennison MLP Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Jennison MLP Fund (the “Fund”). Effective June 11, 2018, the names of the Fund and the other funds which comprise the Trust were changed by replacing “Prudential” with “PGIM” in each fund’s name and each fund’s Class Q shares were renamed Class R6 shares.

The Fund normally invests at least 80% of its investable assets (net assets plus any borrowings for investment purposes) in Master Limited Partnerships (“MLPs”) and MLP related investments. The majority of MLPs operate in the energy sector. MLPs are generally organized under state law as limited partnerships or limited liability companies. An MLP consists of at least one general partner as well as other additional limited partners (for MLPs structured as limited liability companies, at least one managing member and members, respectively). The general partner or managing member controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, contribute capital to the entity, have a limited role in the operation and management of the entity, and receive cash distributions.

The investment objective of the Fund is to seek total return.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor

PGIM Jennison MLP Fund	27

Notes to Financial Statements (continued)

services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, MLPs, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as

28

Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

PGIM Jennison MLP Fund	29

Notes to Financial Statements (continued)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Distributions from MLPs: Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded. For the year ended November 30, 2018, the Fund estimates that 100% of the MLP distributions received from investments taxed as partnerships would be treated as return of capital while

30

the nature of distributions received from MLP investments taxed as corporations will typically be considered dividend income.

Income Taxes: The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code (the “Code”). This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund is treated as a regular C-corporation for federal, state and local income tax purposes and will be required to pay federal, state and local income tax on its taxable income.

The Fund intends to invest primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income or loss in computing its own taxable income or loss. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards.

The Fund will accrue a deferred income tax liability balance, at the effective statutory United States federal income tax rate of 21% plus an estimated state and local income tax rate for its future tax liability associated with the capital appreciation of its investments, the distributions received by the Fund on interests of MLPs considered to be return of capital, and for any net operating gains. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses.

To the extent the Fund has a deferred tax asset; consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) that it is more-likely-than-not that some portion or the entire deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation

PGIM Jennison MLP Fund	31

Notes to Financial Statements (continued)

allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

The Fund may rely, to some extent, on information provided by the MLPs, which may not be available on a timely basis, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax benefit/(liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Fund may modify its estimates or assumptions regarding its tax benefit/(liability).

The Fund’s policy is to classify interest and penalties associated with underpayment of federal, state, and local income taxes, if any, as income tax expense on its Statement of Operations. For the year ended November 30, 2018, the Fund does not have any interest or penalties associated with the underpayment of any income taxes. The Fund anticipates filing income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on its tax returns.

State franchise taxes are separate and distinct from state income taxes. State franchise taxes are imposed on a corporation for the right to conduct business in the state and typically are based off the net worth or capital apportioned to a state. Due to the nature of the Fund’s investments, the Fund may be required to file franchise state returns in several states.

Dividends and Distributions: The Fund expects to pay distributions from its gross income to its shareholders quarterly. The estimated tax character of the distributions will be either qualified dividend income or a return of capital. The estimated characterization of the distributions paid will be based on the operating results during the period, and their actual tax character will not be determined until after the end of the fiscal year. Due to the tax characterization of distributions made by the underlying MLP securities held by the Fund, the Fund may have a significant portion of its distributions consist of return of capital for U.S. federal income tax purposes. Dividends and distributions to shareholders are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

32

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 1.00% of the Fund’s average daily net assets up to $1 billion, 0.98% of the next $2 billion, 0.96% of the next $2 billion, 0.95% of the next $5 billion and 0.94% of average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 1.00% for the year ended November 30, 2018.

PGIM Investments has contractually agreed, through March 31, 2019, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.50% of average daily net assets for Class A shares, 2.25% of average daily net assets for Class C shares, 1.25% of average daily net assets for Class Z shares, and 1.20% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Effective December 1, 2018 this waiver agreement was extended through March 31, 2020.

PGIM Jennison MLP Fund	33

Notes to Financial Statements (continued)

Where applicable, PGIM Investments voluntarily agreed through November 30, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective December 1, 2018 this voluntary agreement became part of the Fund’s contractual waiver agreement through March 31, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed to limit such fees to 0.25% of the average daily net assets of the Class A shares through March 31, 2020.

PIMS has advised the Fund that it received $166,224 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2018, it received $9,157 and $24,412 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that

34

subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the year ended November 30, 2018, no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying fund, PGIM Investments and/or its affiliates are paid fees or compensated for providing their services. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended November 30, 2018, were $237,039,581 and $202,959,626, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the year ended November 30, 2018, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$8,690,707	$211,158,020	$205,580,028	$—	$—	$14,268,699	14,268,699	$211,241

*	The Fund did not have any capital gain distributions during the reporting period.

5. Distributions and Tax Information

The Tax Cuts and Jobs Act (TCJA) was signed into law on December 22, 2017. The TCJA includes changes to the corporate income tax rate and alternative minimum tax (AMT) and modifications to the net operating loss (NOL) deduction. Prior to enactment, the highest marginal federal income tax rate was 35%. The TCJA reduced the corporate rate to a flat income tax rate of 21%. The change in the rate was reflected in the Fund’s NAV on December 22, 2017. The Fund is currently using an estimated rate of 2.20% for state and local tax, net of federal tax benefit. The Fund may also be subject to a 20% AMT to the extent that the Fund’s alternative minimum tax exceeds the Fund’s regular federal income tax. For tax years beginning after December 31, 2017 the TCJA repealed the corporate AMT. The TCJA eliminated the NOL carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any NOLs arising in tax years ending after December 31, 2017. The TCJA also established a limitation for any NOLs generated in tax

PGIM Jennison MLP Fund	35

Notes to Financial Statements (continued)

years beginning after December 31, 2017 to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization.

The Fund’s income tax expense/(benefit) consists of the following:

November 30, 2018	Current	Deferred	Total
Federal	—	$2,772,902	$2,772,902
State	—	(214,000)	(214,000)
Valuation Allowance	—	164,390	164,390

Total tax expense/(benefit)	$—	$2,723,292	$2,723,292

The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

Description	Amount	Rate
Application of statutory income tax rate	$(927,695)	21.00%
State income taxes, net of federal benefit	(97,187)	2.20%
Effect of permanent difference	(651,458)	14.75%
Change in estimated tax rate*	4,210,778	(95.32)%
Other	24,464	(0.55)%
Change in Valuation Allowance	164,390	(3.72)%

Total income tax expense/(benefit)	$2,723,292	(61.64)%

*

The tax rate change listed in the table above is reflective of the change in deferred tax assets and liabilities due to the federal corporate tax rate change enacted by the TCJA as of December 22, 2017 (date of enactment). For tax years beginning after December 31, 2017, corporations will be taxed at a flat rate of 21%.

As of November 30, 2018, components of the Fund’s deferred tax assets and liabilities are as follows:

Deferred tax assets:
Net operating loss carryforward	$4,145,991
Capital loss carryforward	7,764,888
Net unrealized loss on investment securities (tax basis)	3,112,053
Other adjustments	21,007
Valuation allowance	(12,026,059)

Deferred tax liabilities:
Book vs tax deferred income from MLP Investments	(6,303,345)

Net deferred tax liability	$(3,285,465)

Net operating loss carryforwards are available to offset future taxable income. For net operating losses generated prior to December 31, 2017, net operating loss carryforwards can be carried forward for 20 years and, accordingly, would begin to expire as of

36

November 30, 2035. For tax year’s after December 31, 2017, net operating losses generated by the Fund in the future are eligible to be carried forward indefinitely. The Fund has net operating loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
November 30, 2015	$994,159	November 30, 2035
November 30, 2016	4,169,757	November 30, 2036
November 30, 2017	5,888,033	November 30, 2037
November 30, 2018	6,818,702	Indefinite

Net capital loss carryforwards are available to offset future capital gains. Capital loss carryforwards can be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2020. The Fund has capital loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
November 30, 2015	$7,432,830	November 30, 2020
November 30, 2016	18,561,482	November 30, 2021
November 30, 2018	7,475,034	November 30, 2023

For the year ended November 30, 2018, the tax character of dividends paid by the Fund was $33,207,832 of tax return of capital. For the year ended November 30, 2017, the tax character of dividends paid by the Fund were $4,885,015 of ordinary income and $20,531,343 of tax return of capital.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$497,955,820	$48,926,891	$(35,170,179)	$13,756,712

The book basis may differ from tax basis due to investments in partnerships.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

PGIM Jennison MLP Fund	37

Notes to Financial Statements (continued)

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share.

As of November 30, 2018, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 1,570,970 Class R6 shares of the Fund. At year end, six shareholders of record held 85% of the Fund’s outstanding shares, each holding greater than 5% of outstanding shares, on behalf of multiple beneficial owners.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended November 30, 2018:
Shares sold	2,910,220	$20,882,231
Shares issued in reinvestment of dividends and distributions	531,561	3,751,016
Shares reacquired	(2,932,029)	(20,769,993)

Net increase (decrease) in shares outstanding before conversion	509,752	3,863,254
Shares issued upon conversion from other share class(es)	301,671	2,145,266
Shares reacquired upon conversion into other share class(es)	(992,626)	(7,006,434)

Net increase (decrease) in shares outstanding	(181,203)	$(997,914)

Year ended November 30, 2017:
Shares sold	4,414,297	$34,602,352
Shares issued in reinvestment of dividends and distributions	460,347	3,470,898
Shares reacquired	(2,822,529)	(21,916,259)

Net increase (decrease) in shares outstanding before conversion	2,052,115	16,156,991
Shares issued upon conversion from other share class(es)	125,266	979,225
Shares reacquired upon conversion into other share class(es)	(3,035,784)	(25,420,873)

Net increase (decrease) in shares outstanding	(858,403)	$(8,284,657)

Class C
Year ended November 30, 2018:
Shares sold	2,813,901	$19,547,820
Shares issued in reinvestment of dividends and distributions	561,116	3,799,315
Shares reacquired	(1,873,810)	(12,776,167)

Net increase (decrease) in shares outstanding before conversion	1,501,207	10,570,968
Shares reacquired upon conversion into other share class(es)	(269,324)	(1,857,566)

Net increase (decrease) in shares outstanding	1,231,883	$8,713,402

Year ended November 30, 2017:
Shares sold	3,311,016	$24,962,319
Shares issued in reinvestment of dividends and distributions	405,089	2,947,262
Shares reacquired	(1,203,476)	(8,887,518)

Net increase (decrease) in shares outstanding before conversion	2,512,629	19,022,063
Shares reacquired upon conversion into other share class(es)	(309,694)	(2,354,352)

Net increase (decrease) in shares outstanding	2,202,935	$16,667,711

38

Class Z	Shares	Amount
Year ended November 30, 2018:
Shares sold	32,760,071	$236,713,937
Shares issued in reinvestment of dividends and distributions	3,350,634	23,907,081
Shares reacquired	(22,718,055)	(161,701,785)

Net increase (decrease) in shares outstanding before conversion	13,392,650	98,919,233
Shares issued upon conversion from other share class(es)	1,230,175	8,824,786
Shares reacquired upon conversion into other share class(es)	(1,455,793)	(11,237,671)

Net increase (decrease) in shares outstanding	13,167,032	$96,506,348

Year ended November 30, 2017:
Shares sold	27,862,390	$219,057,130
Shares issued in reinvestment of dividends and distributions	2,353,338	17,807,248
Shares reacquired	(17,162,534)	(132,711,135)

Net increase (decrease) in shares outstanding before conversion	13,053,194	104,153,243
Shares issued upon conversion from other share class(es)	3,289,889	27,626,116
Shares reacquired upon conversion into other share class(es)	(106,094)	(830,116)

Net increase (decrease) in shares outstanding	16,236,989	$130,949,243

Class R6
Period ended November 30, 2018*:
Shares sold	1,544,786	$11,234,385
Shares issued in reinvestment of dividends and distributions	83,727	598,426
Shares reacquired	(1,162,004)	(8,259,672)

Net increase (decrease) in shares outstanding before conversion	466,509	3,573,139
Shares issued upon conversion from other share class(es)	1,159,776	9,131,619

Net increase (decrease) in shares outstanding	1,626,285	$12,704,758

Year ended:

*	Commencement of operations was January 26, 2018.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more

PGIM Jennison MLP Fund	39

Notes to Financial Statements (continued)

likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended November 30, 2018.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Energy Sector Risk: The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. A downturn in the energy sector could have a larger impact on the Fund than on funds that are broadly diversified across many sectors and industries. At times, the performance of securities of companies in the energy sector may lag behind the performance of other sectors or industries or the broader market as a whole.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Master Limited Partnerships Risk: The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Fund’s investment in MLPs subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow

40

risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-diversification Risk: The Fund is non-diversified, meaning that the Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Tax Risk: Tax risks associated with investments in the Fund include but are not limited to the following:

Fund Structure Risk: Unlike traditional mutual funds that are structured as regulated investment companies for US federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for US federal income tax purposes. This means the Fund generally will be subject to US federal income tax on its taxable income at the rates applicable to corporations, and will also be subject to state and local income taxes. The TCJA, effective 12/22/17, lowered the federal tax rate applicable to corporations from a maximum of 35% to a flat rate of 21%. The TCJA also established a 20% deduction for “qualified business income” and certain other items of income that will not be available to the Fund, but might be available to an individual investing directly in an MLP.

MLP Tax Risk: A change in current tax law or a change in the underlying business mix of a given MLP could result in the MLP being treated as a corporation rather than a partnership for US federal income tax purposes, which would result in the MLP being required to pay US federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

Tax Estimation/NAV Risk: In calculating the Fund’s daily net asset value (NAV), the Fund will, among other things, account for its current taxes and deferred tax liability and/or asset balances. Any deferred tax liability balance will reduce the Fund’s NAV, and any deferred tax asset balance (reduced by any valuation allowance) will increase the Fund’s NAV. The Fund will rely to some extent on information provided by MLPs, which may not be provided on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of these amounts could vary dramatically from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

PGIM Jennison MLP Fund	41

Notes to Financial Statements (continued)

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

42

Financial Highlights

Class A Shares
	Year Ended November 30,				December 18, 2013(a) through November 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$6.95	$7.99	$7.45	$11.19	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.05)	(0.01)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.01	(0.53)	1.01	(3.21)	1.71
Total from investment operations	-	(0.58)	1.00	(3.29)	1.62
Less Dividends and Distributions:
Dividends from net investment income	-	(0.09)	-	-	-
Tax return of capital distributions	(0.45)	(0.37)	(0.46)	(0.45)	(0.43)
Total dividends and distributions	(0.45)	(0.46)	(0.46)	(0.45)	(0.43)
Net asset value, end of period	$6.50	$6.95	$7.99	$7.45	$11.19
Total Return(c):	(0.31)%	(7.55)%	14.11%	(30.15)%	16.22%
Ratios/Supplemental Data:
Net assets, end of period (000)	$55,342	$60,440	$76,392	$28,833	$15,465
Average net assets (000)	$64,395	$67,422	$57,191	$26,174	$4,308
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement, before taxes	1.47%	1.47%	1.51%	1.50%	1.50%	(f)
Expenses after waivers and/or expense reimbursement, net of taxes	2.02% (g)	0.56% (g)	3.27% (g)	0.98% (g)	3.14%	(f)(g)
Expenses before waivers and/or expense reimbursement, before taxes	1.52%	1.52%	1.58%	1.69%	2.07%	(f)
Net investment income (loss)	(0.20)%	(0.46)%	(0.38)%	(0.68)%	(1.24)%	(f)
Net investment income (loss), net of taxes	(0.27)% (h)	(0.63)% (h)	(0.13)% (h)	(0.82)% (h)	(0.86)%	(f)(h)
Portfolio turnover rate(i)	41%	25%	37%	83%	67%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)	The tax estimate portion for the ratio calculation is derived from the net investment loss, realized and unrealized gains (losses), which is not annualized.
(h)	The tax estimate portion for the ratio calculation is derived from the net investment loss only, which is not annualized.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison MLP Fund	43

Financial Highlights (continued)

Class C Shares
	Year Ended November 30,				December 18, 2013(a) through November 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$6.72	$7.80	$7.33	$11.12	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.10)	(0.06)	(0.15)	(0.17)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.02	(0.52)	0.99	(3.19)	1.72
Total from investment operations	(0.05)	(0.62)	0.93	(3.34)	1.55
Less Dividends and Distributions:
Dividends from net investment income	-	(0.09)	-	-	-
Tax return of capital distributions	(0.45)	(0.37)	(0.46)	(0.45)	(0.43)
Total dividends and distributions	(0.45)	(0.46)	(0.46)	(0.45)	(0.43)
Net asset value, end of period	$6.22	$6.72	$7.80	$7.33	$11.12
Total Return(c):	(1.08)%	(8.27)%	13.37%	(30.80)%	15.51%
Ratios/Supplemental Data:
Net assets, end of period (000)	$54,739	$50,863	$41,850	$18,364	$9,538
Average net assets (000)	$58,523	$48,552	$30,978	$15,814	$4,071
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement, before taxes	2.20%	2.22%	2.26%	2.25%	2.25%	(f)
Expenses after waivers and/or expense reimbursement, net of taxes	2.73% (g)	1.31% (g)	4.02% (g)	1.73% (g)	3.89%	(f)(g)
Expenses before waivers and/or expense reimbursement, before taxes	2.20%	2.22%	2.28%	2.39%	2.92%	(f)
Net investment income (loss)	(0.95)%	(1.20)%	(1.13)%	(1.44)%	(1.94)%	(f)
Net investment income (loss), net of taxes	(1.01)% (h)	(1.37)% (h)	(0.88)% (h)	(1.58)% (h)	(1.56)%	(f)(h)
Portfolio turnover rate(i)	41%	25%	37%	83%	67%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)	The tax estimate portion for the ratio calculation is derived from the net investment loss, realized and unrealized gains (losses), which is not annualized.
(h)	The tax estimate portion for the ratio calculation is derived from the net investment loss only, which is not annualized.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Class Z Shares
	Year Ended November 30,						December 18, 2013(a) through November 30,
	2018		2017	2016		2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$7.03		$8.06	$7.49		$11.22	$10.00
Income (loss) from investment operations:
Net investment income (loss)	-	(c)	(0.03)	0.01		(0.06)	(0.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.02		(0.54)	1.02		(3.22)	1.71
Total from investment operations	0.02		(0.57)	1.03		(3.28)	1.65
Less Dividends and Distributions:
Dividends from net investment income	-		(0.09)	-		-	-
Tax return of capital distributions	(0.45)		(0.37)	(0.46)		(0.45)	(0.43)
Total dividends and distributions	(0.45)		(0.46)	(0.46)		(0.45)	(0.43)
Net asset value, end of period	$6.60		$7.03	$8.06		$7.49	$11.22
Total Return(d):	(0.01)%		(7.36)%	14.45%		(29.98)%	16.53%
Ratios/Supplemental Data:
Net assets, end of period (000)	$387,972		$320,895	$237,076		$76,197	$71,193
Average net assets (000)	$381,251		$300,038	$159,551		$79,796	$33,643
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement, before taxes	1.17%		1.23%	1.27%		1.25%	1.25%	(g)
Expenses after waivers and/or expense reimbursement, net of taxes	1.73%	(h)	0.32% (h)	3.02%	(h)	0.73% (h)	2.89%	(g)(h)
Expenses before waivers and/or expense reimbursement, before taxes	1.17%		1.23%	1.29%		1.39%	2.08%	(g)
Net investment income (loss)	0.04%		(0.19)%	(0.11)%		(0.46)%	(0.93)%	(g)
Net investment income (loss), net of taxes	(0.02)%	(i)	(0.36)% (i)	0.14%	(i)	(0.60)% (i)	(0.55)%	(g)(i)
Portfolio turnover rate(j)	41%		25%	37%		83%	67%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)	Annualized.
(h)	The tax estimate portion for the ratio calculation is derived from the net investment loss, realized and unrealized gains (losses), which is not annualized.
(i)	The tax estimate portion for the ratio calculation is derived from the net investment loss only, which is not annualized.
(j)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison MLP Fund	45

Financial Highlights (continued)

Class R6 Shares
	January 26, 2018(a) through November 30, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$7.90
Income (loss) from investment operations:
Net investment income (loss)	-	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.86)
Total from investment operations	(0.86)
Less Dividends and Distributions:
Tax return of capital distributions	(0.45)
Net asset value, end of period	$6.59
Total Return(d):	(11.15)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$10,722
Average net assets (000)	$10,102
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement, before taxes	1.17%	(f)
Expenses after waivers and/or expense reimbursement, net of taxes	0.34%	(f)(g)
Expenses before waivers and/or expense reimbursement, before taxes	1.33%	(f)
Net investment income (loss)	(0.07)%	(f)
Net investment income (loss), net of taxes	0.03%	(f)(h)
Portfolio turnover rate(i)	41%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)	The tax estimate portion for the ratio calculation is derived from the net investment loss, realized and unrealized gains (losses), which is not annualized.
(h)	The tax estimate portion for the ratio calculation is derived from the net investment loss only, which is not annualized.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

46

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Prudential Investment Portfolios 18

and the Shareholders of PGIM Jennison MLP Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison MLP Fund (formerly Prudential Jennison MLP Fund) (the “Fund”), a series of Prudential Investment Portfolios 18, including the schedule of investments, as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian, transfer agents and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

January 15, 2019

PGIM Jennison MLP Fund	47

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Jennison MLP Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid (56)# Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

PGIM Jennison MLP Fund

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Visit our website at pgiminvestments.com

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres* (59) Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Jennison MLP Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Christian J. Kelly (43) Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within PGIM Investments Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within PGIM Investments Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Charles H. Smith (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Jennison MLP Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Jennison MLP Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”)2. The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the

[1]	PGIM Jennison MLP Fund is a series of Prudential Investment Portfolios 18.
[2]

Subsequent to the renewal of the Fund’s advisory agreements, Independent Trustee Richard A. Redeker retired from the Board of the Fund. The Fund’s Board now consists of eleven individuals, eight of whom are not “interested persons” of the Fund.

Prudential Jennison MLP Fund

Approval of Advisory Agreements (continued)

agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PGIM Investments’ evaluation of Jennison, as well as PGIM Investments’ recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and

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Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Jennison MLP Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2017. The Board considered that the Fund commenced operations on December 18, 2013 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds

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(for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	N/A	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark over all periods.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 1.50% for Class A shares, 2.25% for Class C shares, 1.25% for Class Z shares, and 1.20% for Class R6 shares through March 31, 2019.

•	The Board concluded that in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison MLP Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison MLP Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON MLP FUND

SHARE CLASS	A	C	Z	R6*
NASDAQ	PRPAX	PRPCX	PRPZX	PRPQX
CUSIP	74440G701	74440G800	74440G883	74440G859

*Formerly known as Class Q shares.

MF218E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended November 30, 2018 and November 30, 2017, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $83,312 and $82,492 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended November 30, 2018 and November 30, 2017: none.

(c) Tax Fees

For the fiscal years ended November 30, 2018 and November 30, 2017: none.

(d) All Other Fees

For the fiscal years ended November 30, 2018 and November 30, 2017: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)

➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended November 30, 2018 and November 30, 2017: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended November 30, 2018 and November 30, 2017 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 18

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	January 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	January 15, 2019

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	January 15, 2019